UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: November 14, 2005

SAN Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-16423	84-0907969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9800 Pyramid Court, Suite 130, Englewood, CO 80112
(Address of Principal Executive Offices) (Zip Code)

 (303) 660-3933
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (“Amended Report”) amends the Current Report on Form 8-K filed by SAN Holdings, Inc. (the “Company”) on November 17, 2005 to revise the description of the financial statements that should not be relied upon and that are subject to expected restatement by the Company.

Item 2.02  Results of Operations and Financial Condition.

The information in this Item 2.02 is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Amended Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

The (unaudited) table set forth in Item 4.02(a) presenting the effects of the expected restatements to the financial statements of SAN Holdings, Inc. (the “Company”) for the periods indicated is incorporated into this Amended Report.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On November 14, 2005, the Board of Directors of the Company determined that assumptions and evidential matter that the Company had used in capitalization of software development costs during 2003 and 2004 were deemed to be insufficient “contemporaneous documentation” to capitalize these software development costs. The Board of Directors of the Company in consultation with management concluded that the Company’s financial statements as of and for the year ended December 31, 2004 and the interim financial statements as of and for the quarter and six months ended June 30, 2004, as of and for the quarter and nine months ended September 30, 2004, for the quarter ended December 31, 2004 and as of March 31, 2005 and June 30, 2005 should not be relied upon.

The issue of the capitalization of software development costs arose as part of the Company’s preparation of separate, stand-alone financial statements and its request for an audit of those statements for a small business unit of the Company that provides software solutions to the geospatial industry. The Company’s capitalized software costs all pertained to this business unit, and were considered to be material to the total assets of this business unit, but not to the total assets of the Company as of December 31, 2004 and 2003, respectively.

The Company intends to file restated financial statements on Form 10-K/A for the year ended December 31, 2004 and restated 2004 and 2005 interim financial statements on Form 10-Q/A for each of the quarters ended March 31, 2005 and June 30, 2005 to correctly report comparative 2004 financial information and the effects of this restatement on the March 31, 2005 and June 30, 2005 balance sheets. The Company also expects to file its Form 10-Q for the quarter ended September 30, 2005 by November 21, 2005.

The restatement is expected to reflect the expensing of certain software development costs in 2004 related to the Company’s proprietary software that were capitalized on the Company’s previously reported financial statements for the 2004 periods referred to above. The Company does not expect to restate its 2003 financial statements due to the immateriality of the impact to both 2003 and 2005. An (unaudited) table presenting the effects of the expected restatements to the Company’s financial statements is set forth below:

Statements of Operations
(in thousands, except per share data)	As reported	Adjustment	As restated

For the year ended December 31, 2004
Selling, general and administrative expense	$14,987	$456	$15,443
Amortization of capitalized software	91	9	100
Loss from operations	(3,044)	(465)	(3,509)
Net loss	(6,285)	(465)	(6,750)
Basic and diluted net loss per share	$(0.07)	$(0.01)	$(0.08)

For the three months ended December 31, 2004
Selling, general and administrative expense	$3,520	$202	$3,722
Amortization of capitalized software	(19)	44	25
Loss from operations	(1,320)	(246)	(1,566)
Net loss	(4,140)	(246)	(4,386)
Basic and diluted net loss per share	$(0.04)	$--	$(0.04)

For the nine months ended September 30, 2004
Selling, general and administrative expense	$11,467	$254	$11,721
Amortization of capitalized software	110	(35)	75
Loss from operations	(1,724)	(219)	(1,943)
Net loss	(2,145)	(219)	(2,364)
Basic and diluted net loss per share	$(0.03)	$--	$(0.03)

For the three months ended September 30, 2004
Selling, general and administrative expense	$3,607	$102	$3,709
Amortization of capitalized software	17	8	25
Loss from operations	(115)	(110)	(225)
Net loss	(198)	(110)	(308)
Basic and diluted net loss per share	$--	$--	$--

For the six months ended June 30, 2004
Selling, general and administrative expense	$7,860	$152	$8,012
Amortization of capitalized software	93	(43)	50
Loss from operations	(1,609)	(109)	(1,718)
Net loss	(1,947)	(109)	(2,056)
Basic and diluted net loss per share	$(0.03)	$--	$(0.03)

For the three months ended June 30, 2004
Selling, general and administrative expense	$4,020	$152	$4,172
Amortization of capitalized software	62	(43)	19
Loss from operations	(1,422)	(109)	(1,531)
Net loss	(1,463)	(109)	(1,572)
Basic and diluted net loss per share	$(0.02)	$--	$(0.02)

Balance Sheets
(in thousands)	As reported	Adjustment	As restated

December 31, 2004
Capitalized software, net	$659	$(465)	$194
Total long-term assets	36,261	(465)	35,796
Total stockholders' equity	20,232	(465)	19,767

September 30, 2004
Capitalized software, net	$385	$(219)	$166
Total long-term assets	36,197	(219)	35,978
Total stockholders' equity	21,903	(219)	21,684

June 30, 2004
Capitalized software, net	$300	$(109)	$191
Total long-term assets	36,121	(109)	36,012
Total stockholders' equity	22,101	(109)	21,992

March 31, 2005
Capitalized software, net	$819	$(465)	$354
Total long-term assets	36,168	(465)	35,703
Total stockholders' equity	19,768	(465)	19,303

June 30, 2005
Capitalized software, net	$1,063	$(465)	$598
Total long-term assets	36,239	(465)	35,774
Total stockholders' equity	18,728	(465)	18,263

While the Company is not aware of any other accounting issues requiring adjustment, there can be no assurances that the Company will not find additional accounting issues requiring adjustment in the future.

Management and the Board of Directors of the Company have discussed the matters in this Item 4.02(a) with the Company’s independent accountants, Grant Thornton LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SAN HOLDINGS, INC.

By: /s/ Robert C. Ogden
Robert C. Ogden, Vice President, Chief Financial Officer and Secretary

Date: November 18, 2005

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